UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

IO BIOTECH, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IO Biotech, Inc. Important Notice Regarding the Availability of Proxy Materials P.O. BOX 8016, CARY, NC 27512-9903 Stockholders Meeting to be held on June 8, 2023 For stockholders of record as of April 10, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials and to obtain instructions on how to attend the virtual meeting, go to: www.proxydocs.com/IOBT To vote your proxy while visiting this site, you will need the 12digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/IOBT Have the 12digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 26, 2023. To order paper materials, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/IOBT (866) 648-8133 paper@investorelections.com When requesting materials via the Internet or telephone, you will need * If requesting material by e-mail, please send a blank e-mail with the 12digit control number (located above) the 12digit control number located in the shaded box above. in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. IO Biotech, Inc. Meeting Type: Annual Meeting of Stockholders Date: Thursday, June 8, 2023 Time: 8:30 AM, Eastern Time Place: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/IOBT for more details. You must register in advance to attend the meeting online and/or participate at www.proxydocs.com/IOBT SEE REVERSE FOR FULL AGENDA

IO Biotech, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR the election of each Class II director, FOR Proposal 2, and FOR Proposal 3 PROPOSAL 1. The election of the Two Class II directors named in the proxy statement. 1.01 Priyanka Belawat, Ph.D. 1.02 Christian Elling, Ph.D. 2. Amendment to the Certificate of Incorporation to provide exculpation for officers. 3. The ratification of the appointment of EY Godkendt Revisionspartnerselskab as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: The transaction of such other business as may properly come before the meeting, or any adjournment or postponement thereof.